UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2014

New Peoples Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-33411

VA	31-1804543
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

67 Commerce Drive

Honaker, VA 24260

(Address of principal executive offices, including zip code)

(276) 873-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

New Peoples Bankshares, Inc. (“New Peoples”) the bank holding company for New Peoples Bank, headquartered in Honaker, Virginia, is pleased to announce that it has received regulatory approval from the Board of Governors of the Federal Reserve System and the Bureau of Financial Institutions of the Virginia State Corporation Commission to pay on January 7, 2015, or sooner, the cumulative deferred interest on trust preferred securities issued by New Peoples through NPB Capital Trust I and NPB Capital Trust 2. Payment of interest on the trust preferred securities had been deferred by New Peoples for a period of twenty consecutive quarters as permitted by the securities instruments. However, the deferral period will expire on January 7, 2015. As a result of regulatory approval, New Peoples is planning on paying the deferred interest on or before its due date.

Jonathan Mullins, President and Chief Executive Officer, stated that these actions recognize the very substantial improvements that have been made at New Peoples, including reductions in problem assets, increased capital provided through a successful public offering and the strong support of New Peoples Board of Directors.

The common stock of New Peoples is quoted on the Over The Counter Bulletin Board (OTCBB) under the symbol “NWPP”.

Caution About Forward Looking Statements

Certain information contained in this filing may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements contain the Company’s expectations, plans, future financial performance, and other statements that are not historical facts. These forward-looking statements are generally identified by phrases such as “the Company expects,” “the Company believes” or words of similar importance. Such forward-looking statements involve known and unknown risks including, but not limited to, changes in general economic and business conditions, interest rate fluctuations, competition within and from outside the banking industry, new products and services in the banking industry, risk inherent in making loans such as repayment risks and fluctuating collateral values, problems with technology utilized by the Company, changing trends in customer profiles and changes in laws and regulations applicable to the Company. Although the Company believes that its expectations with respect to the forward-looking statements are based upon reasonable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PEOPLES BANKSHARES, INC.
(Registrant)

Date: December 9, 2014	By:	/s/ C. Todd Asbury
C. Todd Asbury
Executive Vice President and
Chief Financial Officer